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                                                                     EXHIBIT 23



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-33645, 333-00390, 333-00386, 333-00352,
333-00388, and 333-00392) of Etec Systems, Inc. of our report dated August 24, 1998 appearing on page 22 of this Form 10-K.



/s/ PRICEWATERHOUSECOOPERS

PRICEWATERHOUSECOOPERS LLP
San Jose, California
October 23, 1998